SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549



                             FORM 8-K


                      Current Report Pursuant
                   to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     May 20, 1997

               __________________________________________


                               XCL LTD.
         (Exact Name of Registrant as Specified in Its Charter)


                               Delaware
               (State or other Jurisdiction of Incorporation)


     1-10669                                   51-0305643
(Commission File Number)                    (I.R.S. Employer
                                          Identification Number)


                        110 Rue Jean Lafitte
                     Lafayette, Louisiana 70508
                (Address of Principal Executive Offices)


                             318-237-0325
           (Registrant's Telephone Number, Including Area Code)



Item 5.     Other Events.

     On May 20, 1997, the Company sold through Jefferies & Company, Inc. ("Jefferies"), in an unregistered offering to qualified institutional buyers and accredited institutional investors (the "Note Offering") 75,000 Note Units, each consisting of $1,000 principal amount of 13.5% Senior Secured Notes due May 1, 2004 (collectively, the "Notes") and one Common Sock Purchase Warrant (collectively the "Note Warrants") to purchase 1,280 shares of the Company's common stock, par value
$0.01 per share (the "Common Stock").   The Notes and the Note
Warrants will not be separately transferable until the date which is the earlier of (i) August 17, 1997 or (ii) such date as Jefferies in its discretion deems appropriate.

     Concurrently, the Company also offered through Jefferies, in an unregistered offering to qualified institutional buyers and accredited institutional investors (the "Concurrent Equity Offering") 294,118 Equity Units, each consisting of one share of Amended Series A, Cumulative Convertible Preferred Stock, par value $1.00 per share ("Amended Series A Preferred Stock"), and one Common Stock Purchase Warrant (collectively, the "Equity Warrants") to purchase 327 shares of the Company's Common Stock. The Amended Series A Preferred Stock and Equity Warrants will not be separately transferable until the date which is the earlier of
(i) October 16, 1997 or (ii) such date as the Company in its discretion deems appropriate.

     Jefferies was the initial purchaser ("Initial Purchaser") in connection with the Note Offering and Concurrent Equity Offering (referred to together as the "Offerings") for which it was paid usual and customary compensation as well as reimbursement for its out-of-pocket expenses in the Offerings.

     Interest on the Notes will be payable semi-annually on May 1 and November 1, commencing November 1, 1997. The Notes will mature on May 1, 2004. The Notes are not redeemable at the option of the Company prior to May 1, 2002, except that the Company may redeem, at its option prior to May 1, 2002, up to 35% of the original aggregate principal amount of the Notes, at a redemption price of 113.5% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of redemption, with the net proceeds of any equity offering completed within 90 days prior to such redemption; provided that at least $48.75 million in aggregate principal amount of the Notes remain outstanding. On or after May 1, 2002, the Notes are redeemable at the option of the Company, in whole or in part, at an initial redemption price of 106.75% of the aggregate principal amount of the Notes until May 1, 2003, and at par thereafter, plus accrued and unpaid interest, if any, to the date of redemption. Upon the occurrence of a change of control, the Company will be obligated to make an offer to purchase all outstanding Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

     Prior to the issuance of the Notes, the Company had approximately $32.3 million aggregate principal amount of existing full recourse indebtedness (the "Existing Secured Debt"), collateralized by substantially all of the outstanding capital stock of XCL-China Ltd., the Company's principal operating subsidiary ("XCL-China"). Initially, the Notes will be secured by all of the gross proceeds of the Offering. A portion of such gross proceeds (approximately $14.6 million) will be segregated into a separate account (the "Capitalized Interest Account") to pay interest on the Notes through November 1, 1998. If certain conditions are met, the collateral for the Notes (exclusive of the amount in the Capitalized Interest Account) will be released and used to repay the Existing Secured Debt, to fund the Company's China operations, and for additional working capital for general corporate purposes, the Notes will then be secured by a pledge of all of the outstanding capital stock of XCL-China, and XCL-China will guarantee the Notes on a senior basis. If such conditions do not occur prior to November 1, 1997, however, the Notes will be mandatorily redeemed on November 30, 1997, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption. Any remaining unpaid amount in respect of the Notes shall become a claim against the Company subordinate in right of payment to the Existing Secured Debt.

     The Note Warrants will entitle the holders thereof to purchase in the aggregate 96,000,000 shares of the Common Stock, or approximately 12.5% of the outstanding Common Stock, at the closing of this Offerings, on a fully diluted basis, assuming the exercise of all the Note Warrants. The Note Warrants will be exercisable at any time after the later of the first anniversary of the issue date or such date on which the Company has reserved or has available a sufficient number of shares of its Common Stock to permit exercise of all the outstanding Note Warrants ("Initial Note Warrant Exercise Date") and until 5:00 p.m. New York City time on the seventh anniversary of the issue date, at an initial exercise price of $0.2063 per share, subject to adjustment . If the Initial Note Warrant Exercise Date does not occur by May 20, 1998, then each Note Warrant will automatically convert into the right to purchase one share of Amended Series A Preferred Stock at an exercise price of $34.00 per share.

     Each share of Amended Series A Preferred Stock has a liquidation value of $85.00, plus accrued and unpaid dividends. Dividends on the Amended Series A Preferred Stock are cumulative from May 20, 1997 and are payable semi-annually, commencing November 1, 1997, at an annual rate of $8.075 per share. Dividends are payable in additional shares of Amended Series A Preferred Stock (valued at $85.00 per share) through November 1, 2000, and thereafter in cash, or at the election of the Company, in additional shares of Amended Series A Preferred Stock. The Amended Series A Preferred Stock is convertible into Common Stock, at any time after the first anniversary of the issue date, at the option of the holders thereof, unless previously redeemed, at an initial conversion price of $0.50 per share of Common Stock (equivalent to a rate of 170 shares of Common Stock for each share of Amended Series A Preferred Stock), subject to adjustment under certain conditions. The Company is entitled to require conversion of all the outstanding shares of Amended Series A Preferred Stock, at any time after November 20, 1997 if the Common Stock shall have traded for 20 trading days during any 30 consecutive trading day period at a market value equal to or greater than 150% of the prevailing conversion rate.

     The Amended Series A Preferred Stock is redeemable at any time on or after May 1, 2002, in whole or in part, at the option of the Company initially at a redemption price of $90.00 per share and thereafter at redemption prices which decrease ratably annually to $85.00 per share on and after May 1, 2006, plus accrued and unpaid dividends to the redemption date. The Amended Series A Preferred Stock is mandatorily redeemable, in whole, on May 1, 2007, at a redemption price of $85.00 per share, plus accrued and unpaid dividends to the redemption date, payable in cash, or at the election of the Company, in Common Stock.

     Upon the occurrence of a change in control or certain other fundamental changes, the conversion price of the Amended Series A Preferred Stock will be reduced, for a limited period, in certain circumstances in order to provide holders with loss protection at a time when the market value of the Common Stock is less than the then prevailing conversion price.

     The Amended Series A Preferred Stock will entitle the holder thereof to cast the same number of votes as the shares of Common Stock then issuable upon conversion thereof on any matter subject to the vote of the holders of the Common Stock. Further, the holders of the Amended Series A Preferred Stock will be entitled to vote as a separate class (i) to elect two directors if the Company is in arrears in payment of three semi-annual dividends, and (ii) the approval of two-thirds of the then outstanding Amended Series A Preferred Stock will be required for the issuance of any class or series of stock ranking prior to the Amended Series A Preferred Stock, as to dividends, liquidation rights and for certain amendments to the Company's Certificate of Incorporation that adversely affect the rights of holders of the Amended Series A Preferred Stock.

     The Equity Warrants will entitle the holders thereof to purchase in the aggregate 96,176,586 shares of the Common Stock, or approximately 12.5% of the outstanding Common Stock at the closing of the Offerings, on a fully diluted basis, assuming the exercise of all the Equity Warrants. The Equity Warrants are exercisable at any time after the later of the first anniversary of the issue date or such date on which the Company has reserved or has available a sufficient number of shares of its Common Stock to permit exercise of all outstanding Equity Warrants ("Initial Equity Warrant Exercise Date") and until 5:00 p.m. New York City time on the seventh anniversary of the issue date, at an initial exercise price of $0.2063 per share, subject to adjustment. If the Initial Equity Warrant Exercise Date does not occur by May 20, 1998, then each Equity Warrant will automatically convert into the right to purchase one share of Amended Series A Preferred Stock at an exercise price of $34.00 per share. In the event the appropriate Chinese governmental authorities fail to approve the overall development plan for the Zhao Dong Block in the shallow waters of the Bohai Bay in which the Company has an interest, on or prior to February 1, 1998, then the holders of the Equity Warrants will have the right to require the Company to purchase on March 2, 1998, one share of Amended Series A Preferred Stock for each Equity Warrant such holder owns, at a price of $85.00 per share, plus accrued and unpaid dividends to the purchase date.

     The securities issued in the Note Offering and in the Concurrent Equity Offering are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended. The Note Units and Equity Units, and upon separation, the Notes, Amended Series A Preferred Stock, Note Warrants and Equity Warrants are eligible for trading in the Private Offering, Resales and Trading through Automated Linkage Market of the National Association of Securities Dealers, Inc. Holders will also be entitled to certain registration rights with respect to their securities. The interest rate on the Notes is subject to increase under certain circumstances if the Company is not in compliance with its registration obligations to the Note holders.

     The Company agreed to issue to Jefferies in connection with the Note Offering a total of 15,006 warrants to purchase 19,207,680 shares of Common Stock at an initial exercise price of $0.2063 per share. Of such warrants, 2,251 will be issued directly to a finder, who, will also receive from the Company $295,000 in cash, and from the Initial Purchaser, 5,882 of the Units being issued in the Concurrent Equity Offering.

     Proceeds of the Concurrent Equity Offering, net of commissions and expenses, were used to repay certain indebtedness and the remainder added to the working capital of the Company.

Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits

                             INDEX TO EXHIBITS


Exhibit No.                     Description

Instruments defining the rights of Security holders:

4.1 Form of Purchase Agreement dated May 13, 1997, between the Company and Jefferies & Company, Inc. (the "Initial Purchaser") with respect to 75,000 Units each consisting of $1,000 principal amount of 13.5% Senior Secured Notes due May 1, 2004, Series A and one warrant to purchase 1,280 shares of the Company's Common Stock with an exercise price of $0.2063 per share ("Note Warrants").

4.2 Form of Purchase Agreement dated May 13, 1997, between the Company and Jefferies & Company, Inc. (the "Initial Purchaser") with respect to 294,118 Units each consisting of one share of Amended Series A, Cumulative Convertible Preferred Stock ("Amended Series A Preferred Stock") and one warrant to purchase 327 shares of the Company's Common Stock with an exercise price of $0.2063 per share ("Equity Warrants").

4.3  Form of Warrant Agreement and Warrant Certificate dated May
     20, 1997, between the Company and Jefferies & Company, Inc., as the Initial Purchaser, with respect to the Note Warrants.

4.4  Form of Warrant Agreement and Warrant Certificate dated May
     20, 1997, between the Company and Jefferies & Company, Inc., as the Initial Purchaser, with respect to the Equity
     Warrants.

4.5 Form of Designation of Amended Series A Preferred Stock dated May 19, 1997.

4.6  Form of Amended Series A Preferred Stock certificate.

4.7 Form of Global Unit Certificate for 75,000 Units consisting of 13.5% Senior Secured Notes due May 1, 2004 and Warrants to Purchase Shares of Common Stock.

4.8 Form of Global Unit Certificate for 293,765 Units consisting of Amended Series A Preferred Stock and Warrants to Purchase
     Shares of Common Stock.

4.9  Form of Warrant Certificate dated May 20, 1997, issued to
     Jefferies & Company, Inc., with respect to 12,755 warrants to purchase shares of Common Stock of the Company at an exercise price of $0.2063 per share.


Material Contracts:

10.1 Form of Indenture dated as of May 20, 1997, between the Company, as Issuer and Fleet National Bank, as Trustee
     ("Indenture").

10.2 Form of 13.5% Senior Secured Note due May 1, 2004, Series A issued May 20, 1997 to Jefferies & Company, Inc. as the
     Initial Purchaser (Exhibit A to the Indenture).

10.3 Form of Pledge Agreement dated as of May 20, 1997, between the Company and Fleet National Bank, as Trustee (Exhibit C to the Indenture).

10.4 Form of Cash Collateral and Disbursement Agreement dated as of May 20, 1997, between the Company and Fleet National Bank, as Trustee and Disbursement Agent, and Herman J. Schellstede & Associates, Inc., as Representative (Exhibit F to the Indenture).

10.5 Form of Intercreditor Agreement dated as of May 20, 1997, between the Company, ING (U.S.) Capital Corporation, the holders of the Secured Subordinated Notes due April 5, 2000 and Fleet National Bank, as trustee for the holders of the 13.5% Senior Secured Notes due May 1, 2004 (Exhibit G to the Indenture).

10.6 Registration Rights Agreement dated as of May 20, 1997, by and between the Company and Jefferies & Company, Inc. with respect to the 13.5% Senior Secured Notes due May 1, 2004 and 75,000 Common Stock Purchase Warrants (Exhibit H to the Indenture).

10.7 Form of Security Agreement, Pledge and Financing Statement and Perfection Certificate dated as of May 20, 1997, by the Company in favor of Fleet National Bank, as Trustee (Exhibit
     I to the Indenture).


10.8 Registration Rights Agreement dated as of May 20, 1997, by and between the Company and Jefferies & Company, Inc. with respect to the 9.5% Amended Series A Preferred Stock and
     Common Stock Purchase Warrants.

10.9 Form of Restated Forbearance Agreement dated effective as of May 20, 1997, between the Company, XCL-Texas, Inc. and ING
     (U.S.) Capital Corporation.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     June 3, 1997               /s/ David A. Melman
________________________      By:_______________________________
             Date                      David A. Melman
                                  Executive Vice President